SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: January 22, 2004
(Date of earliest event reported)

MARINEMAX, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-14173

DELAWARE	59-3496957
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

18167 U.S. 19 NORTH, SUITE 499
Clearwater, Florida	33764
(Address of principal executive offices)	(ZIP Code)

(727) 531-1700
(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press Release of MarineMax, Inc. dated January 22, 2004, reporting the financial results of its first quarter of fiscal 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 22, 2004, MarineMax, Inc. reported the financial results of its first quarter of fiscal 2004. A copy of MarineMax, Inc. press release is attached hereto as Exhibit 99.1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 22, 2003

MARINEMAX, INC.

	By:	/s/ Michael H. McLamb

Michael H. McLamb Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit 99.1 Press Release of MarineMax, Inc. dated January 22, 2004, reporting the financial results of its first quarter of fiscal 2004.